UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: February 29, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report

February 29, 2020

Wells Fargo

Utilities and High Income Fund (ERH)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Managed Distribution Plan

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) for the Fund pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund’s Board has adopted a managed distribution plan for the Fund at an annual minimum fixed rate of 7.5% based on the Fund’s average monthly NAV per share over the prior 12 months. The Fund makes distributions monthly. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Board and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its income and net realized capital gains and, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions reported in the notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Wells Fargo Utilities and High Income Fund (ERH)  |  1

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The views expressed and any forward-looking statements are as of February 29, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund (ERH)  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. ”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Utilities and High Income Fund for the six-month period that ended February 29, 2020. As market volatility increased, returns for the period were more restrained after strong results in previous recent periods. However, supportive central banks addressed concerns over slowing global economic growth and international trade tensions.

Fixed-income and equity investors had mixed semi-annual returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 1.92% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 0.13%. The MSCI EM Index (Net)3 gained 2.93%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 3.39%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -0.21%, the Bloomberg Barclays Municipal Bond Index6 gained 3.04%, and the ICE BofA U.S. High Yield Index7 added 1.34%.

The period began with uncertainty, leading to central bank support.

In September, as the period began, the U.S. Federal Reserve (Fed) cut interest rates a second time in the third quarter. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China warned it would be difficult to reach the country’s annual economic growth goals considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high, while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Utilities and High Income Fund (ERH)

Letter to shareholders (unaudited)

slightly, and manufacturing and services activity picked up. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks, as reflected by the S&P 500 Index, outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the unknown impact of the novel coronavirus (COVID-19) on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January: The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia that are most exposed to viruses—physical or economic—originating in China.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February and 27% for 2020 year to date.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“Capital market volatility picked up sharply in late January on concerns over the unknown impact of the novel coronavirus (COVID-19) on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Utilities and High Income Fund (ERH)  |  3

Letter to shareholders (unaudited)

Notice to Shareholders

∎

On November 22, 2019, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2020 and ending on December 31, 2020. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

∎

Effective November 22, 2019, following approval by the Board of Trustees, the Fund’s investment strategy was changed so that the weighted average duration range for high yield U.S. debt securities held by the Fund is six years or less. Wells Fargo Funds Management, LLC believes that this range is beneficial as it will allow the Fund to own shorter duration bonds when the portfolio managers believe they present more attractive risk/return profiles than those of longer duration bonds.

4  |  Wells Fargo Utilities and High Income Fund (ERH)

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Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

Strategy summary

The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies, and approximately 30% of its total assets to a sleeve of U.S. dollar denominated non-investment-grade (high yield) debt.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kent Newcomb, CFA®‡

Niklas Nordenfelt, CFA®‡

Jack Spudich, CFA®‡

Phillip Susser

Average annual total returns (%) as of February 29, 20201

	6 months	1 year	5 year	10 year

Based on market value	-1.46	2.84	5.71	5.22

Based on net asset value (NAV) per share	-0.30	4.87	5.73	8.73

ERH Blended Index[2]	1.23	10.84	8.94	10.74

ICE BofA U.S. High Yield Constrained Index[3]	1.34	5.91	5.17	7.14

S&P 500 Utilities Sector Index[4]	0.97	12.73	10.36	12.07

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the six months ended February 29, 2020, was 1.43% which includes 0.50% of interest expense.

Comparison of NAV vs. market value[5]

The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities. Illiquid securities may be subject to wide fluctuations in market value and may be difficult to sell. This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

Please see footnotes on page 9.

6  |  Wells Fargo Utilities and High Income Fund (ERH)

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Overview

The Fund’s return based on market value was -1.46% for the six-month period that ended February 29, 2020. During the same period, the Fund’s return based on its net asset value (NAV) was -0.30%. The Fund underperformed the ERH Blended Index for the period.

For the six-month period that ended February 29, 2020, the U.S. economy experienced solid growth, with real gross domestic product (GDP) increasing at an annualized rate of approximately 2.3%. Through late 2019 into early 2020, equity markets generally reflected signs of stabilizing growth, a more accommodative U.S. Federal Reserve (Fed), and confidence that trade disputes and other geopolitical concerns were not spiraling out of control. U.S. utilities stocks delivered positive returns in late 2019, as measured by the S&P 500 Utilities Sector Index, but they were capped by long bond yields that did not fall, even as the Fed worked to inject liquidity and bring down short-term yields.

Utilities stocks rallied strongly early in 2020, as concerns about international growth generally and the novel coronavirus specifically brought down bond yields. However, as the coronavirus (COVID-19) concerns spread fears of slow to nonexistent growth, equity markets in general pulled back sharply in the second half of February. Utilities stocks specifically ended the six-month period roughly as they began.

Meanwhile, high-yield bonds returned 1.34%, as measured by the ICE BofA U.S. High Yield Constrained Index, with a positive return in every month until February 2020. Credit spread widening over the period more than offset a decline in U.S. Treasury yields, and the yield on the index increased.

Ten largest holdings (%) as of February 29, 2020[6]

NextEra Energy Incorporated	13.23

American Electric Power Company Incorporated	5.45

Duke Energy Corporation	5.08

The Southern Company	4.89

Xcel Energy Incorporated	4.59

Exelon Corporation	4.58

Dominion Energy Incorporated	4.57

WEC Energy Group Incorporated	4.16

Eversource Energy	4.10

Sempra Energy	3.70

Detractors from performance

Significant detractors among the Fund’s equity investments relative to the S&P 500 Utilities Sector Index included Dominion Energy, Incorporated; IDACORP, Incorporated*; NextEra Energy, Incorporated; and Southern Company. Dominion Energy and Southern Company detracted from Fund performance due to underweight positions relative to the index, as these stocks outperformed the benchmark.

Within the high-yield sleeve of the Fund, sector allocation detracted from performance. An underweight to and selection in wirelines; underweights in banking, home construction, and wireless; and selection in health care and cable satellite all hurt performance. Ratings allocation and maturity allocation detracted very slightly from performance over the period. The Fund’s use of leverage had a negative impact on total return performance during this reporting period.

Credit quality as of February 29, 2020[7]

Sector distribution as of February 29, 2020[8]

Please see footnotes on page 9.

Wells Fargo Utilities and High Income Fund (ERH)  |  7

Performance highlights (unaudited)

Country allocation as of February 29, 2020[8]

Contributors to performance

Within the Fund’s equity investment sleeve, contributors to performance included American Water Works Company, Incorporated, and WEC Energy Group Incorporated. The Fund benefited from an underweight position in Exelon Corporation relative to its weight in the S&P 500 Utilities Sector Index as the company underperformed the benchmark return. The portfolio also benefited from the performance of NSTAR Electric Company*.

Within the Fund’s high-yield bond portfolio sleeve, selection within the media entertainment, electric, packaging, and consumer cyclical services sectors benefited performance, along with an underweight to leisure.

Portfolio changes

During the six-month period, the Fund sold its equity-sleeve foreign holdings, preferred shares, and a non-utilities common stock holding. The Fund added a number of stocks that are included in the S&P 500 Utilities Sector Index. It also adjusted weightings to other benchmark holdings and sold several benchmark names. The portfolio managers believe that the net effect of these moves will be to reduce risk relative to the benchmark while shifting to higher-conviction positions.

Outlook from the Fund’s equities manager: Despite slow growth, fundamental long-term outlook still positive

The market pullback extending from mid-February through period end moved utilities stocks from a generally overvalued and overbought position to a more reasonable valuation range, in our opinion. Relative to history, valuations appear high, but a positive long-term fundamental outlook and historically low interest rates support current prices. The regulatory environment appears favorable, and long-term capital spending plans to modernize the grid and replace coal with natural gas and renewable forms of energy bode well for earnings and dividend growth. Interest rates may be signaling a sustained period of slow economic growth. In such an environment, we would expect utility stocks to deliver competitive relative returns given their defensive nature and a relatively clear path for moderate growth.

Outlook from the Fund’s high-yield manager: Slowing economic activity, uncertainty on how long

Going into the period, the market was supported by solid and consistent GDP growth, lack of aggressive issuance over the past several years, and a relatively low default rate. As a result, credit spreads were tighter than long-term averages, as they generally have been over the past several years. However, as is often the case, these periods of calm end with an abrupt surprise.

This January, the surprise came in the form of COVID-19. The reaction to the spread of the coronavirus has raised fears that consumer behavior could be altered, resulting in a global economic recession. To the extent that consumers and businesses adjust their behavior to avoid social interaction, the more likely economic activity will slow. There is considerable debate about how long the outbreak will persist as well as what the coronavirus mortality rates are and how long it will take to develop an eventual vaccine. The ultimate economic impact will depend on how consumers behave, whether it is at the command of government rules or by individual concerns that certain activities put people at greater risk. Initially, there were obvious businesses at risk, such as airlines and cruise ships, but we believe that if the virus continues to spread and the slowdown persists, many more companies will be affected by lower sales and earnings, including energy companies. If this actually happens, we would expect high-yield bonds, along with all risk assets, to trade off further. Ultimately, we are optimistic that life will return to “normal,” we hope as a result of a cure or vaccine, and at that point we would expect the high-yield and equity markets to rebound strongly.

Please see footnotes on page 9.

8  |  Wells Fargo Utilities and High Income Fund (ERH)

Performance highlights (unaudited)

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management LLC. The ERH Blended Index is weighted 70% in S&P 500 Utilities Sector Index and 30% in the ICE BofA U.S. High Yield Constrained Index. Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA U.S. High Yield Index with the ICE BofA U.S. High Yield Constrained Index in order to better match the Fund’s investment strategy. You cannot invest directly in an index.

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

[3]

The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index.

[4]

The S&P 500 Utilities Sector Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

[5]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest).Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Utilities and High Income Fund (ERH)  |  9

Portfolio of investments—February 29, 2020 (unaudited)

			Shares	Value
Common Stocks: 81.26%

Energy: 0.14%

Energy Equipment & Services: 0.14%
Bristow Group Incorporated (a)‡†			4,945	$94,830
Bristow Group Incorporated (a)‡†			3,510	67,336

				162,166

Utilities: 81.12%

Electric Utilities: 48.55%
Alliant Energy Corporation			20,391	1,062,779
American Electric Power Company Incorporated			70,494	6,292,294
Duke Energy Corporation			63,986	5,867,516
Edison International			28,506	1,915,318
Entergy Corporation			26,186	3,061,405
Eversource Energy			54,793	4,737,403
Exelon Corporation			122,690	5,289,166
NextEra Energy Incorporated			60,427	15,273,529
Pinnacle West Capital Corporation			17,919	1,603,571
The Southern Company			93,604	5,649,937
Xcel Energy Incorporated			85,039	5,299,630

				56,052,548

Gas Utilities: 1.75%
Atmos Energy Corporation			19,600	2,023,700

Multi-Utilities: 27.32%
Ameren Corporation			38,992	3,080,368
CenterPoint Energy Incorporated			55,665	1,281,408
CMS Energy Corporation			59,487	3,594,205
Consolidated Edison Incorporated			35,329	2,784,632
Dominion Energy Incorporated			67,465	5,274,414
DTE Energy Company			28,180	3,146,861
Public Service Enterprise Group Incorporated			64,468	3,307,853
Sempra Energy			30,520	4,266,086
WEC Energy Group Incorporated			52,049	4,805,684

				31,541,511

Water Utilities: 3.50%
American Water Works Company Incorporated			32,621	4,033,913

Total Common Stocks (Cost $90,376,887)				93,813,838

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 30.91%

Communication Services: 4.94%

Diversified Telecommunication Services: 0.32%
Level 3 Financing Incorporated 144A	4.63%	9-15-2027	$50,000	51,000
Level 3 Financing Incorporated	5.13	5-1-2023	75,000	75,188
Level 3 Financing Incorporated	5.38	8-15-2022	105,000	105,473
Level 3 Financing Incorporated	5.38	1-15-2024	50,000	49,876
Level 3 Financing Incorporated	5.63	2-1-2023	90,000	90,338

				371,875

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Utilities and High Income Fund (ERH)

Portfolio of investments—February 29, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Media: 3.91%
Block Communications Incorporated 144A	4.88%	3-1-2028	$25,000	$25,088
CCO Holdings LLC 144A	4.50	8-15-2030	50,000	50,563
CCO Holdings LLC 144A	5.00	2-1-2028	25,000	26,000
CCO Holdings LLC	5.13	2-15-2023	125,000	125,938
CCO Holdings LLC 144A	5.13	5-1-2023	135,000	136,580
CCO Holdings LLC 144A	5.13	5-1-2027	50,000	51,985
CCO Holdings LLC	5.25	9-30-2022	90,000	90,986
CCO Holdings LLC 144A	5.38	5-1-2025	300,000	308,280
CCO Holdings LLC 144A	5.50	5-1-2026	5,000	5,188
CCO Holdings LLC	5.75	9-1-2023	50,000	50,475
CCO Holdings LLC 144A	5.75	2-15-2026	300,000	311,910
CCO Holdings LLC 144A	5.88	4-1-2024	125,000	128,400
Communications Finance Incorporated	6.88	9-1-2027	50,000	48,440
CSC Holdings LLC 144A	5.38	7-15-2023	200,000	204,880
CSC Holdings LLC 144A	5.50	5-15-2026	200,000	207,071
CSC Holdings LLC 144A	7.50	4-1-2028	200,000	225,500
CSC Holdings LLC 144A	7.75	7-15-2025	100,000	105,250
Diamond Sports Group LLC 144A	5.38	8-15-2026	25,000	23,051
Diamond Sports Group LLC 144A	6.63	8-15-2027	25,000	20,250
DISH Network Corporation	3.38	8-15-2026	125,000	120,688
Gray Television Incorporated 144A	5.13	10-15-2024	100,000	102,500
Gray Television Incorporated 144A	5.88	7-15-2026	350,000	359,958
Gray Television Incorporated 144A	7.00	5-15-2027	100,000	108,475
Lamar Media Corporation 144A	3.75	2-15-2028	125,000	125,350
Lamar Media Corporation 144A	4.00	2-15-2030	125,000	125,000
Match Group Incorporated 144A	4.13	8-1-2030	25,000	24,493
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	300,000	310,515
Nielsen Finance LLC 144A	5.00	4-15-2022	300,000	298,500
Outfront Media Capital Corporation 144A	4.63	3-15-2030	50,000	50,140
Outfront Media Capital Corporation	5.63	2-15-2024	54,000	55,013
QVC Incorporated	4.75	2-15-2027	25,000	24,600
Salem Media Group Incorporated 144A	6.75	6-1-2024	350,000	336,000
Scripps Escrow Incorporated 144A	5.88	7-15-2027	25,000	25,938
The E.W. Scripps Company 144A	5.13	5-15-2025	300,000	300,750

				4,513,755

Wireless Telecommunication Services: 0.71%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	75,000	76,313
Sprint Capital Corporation	8.75	3-15-2032	125,000	173,750
T-Mobile USA Incorporated	4.00	4-15-2022	50,000	51,313
T-Mobile USA Incorporated	4.75	2-1-2028	25,000	26,031
T-Mobile USA Incorporated	5.13	4-15-2025	25,000	25,688
T-Mobile USA Incorporated	5.38	4-15-2027	175,000	185,063
T-Mobile USA Incorporated	6.00	3-1-2023	25,000	25,313
T-Mobile USA Incorporated	6.38	3-1-2025	145,000	149,079
T-Mobile USA Incorporated	6.50	1-15-2024	5,000	5,119
T-Mobile USA Incorporated	6.50	1-15-2026	100,000	105,280

				822,949

Consumer Discretionary: 4.59%

Auto Components: 0.77%
Allison Transmission Incorporated 144A	4.75	10-1-2027	75,000	76,875
Allison Transmission Incorporated 144A	5.00	10-1-2024	425,000	429,764
Allison Transmission Incorporated 144A	5.88	6-1-2029	50,000	54,188

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  11

Portfolio of investments—February 29, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Auto Components (continued)
Cooper Tire & Rubber Company	7.63%	3-15-2027	$257,000	$299,405
Panther BF Aggregator 2 LP 144A	6.25	5-15-2026	25,000	25,680

				885,912

Diversified Consumer Services: 0.82%
Carriage Services Incorporated 144A	6.63	6-1-2026	225,000	231,838
Service Corporation International	4.63	12-15-2027	100,000	104,750
Service Corporation International	7.50	4-1-2027	425,000	518,500
Service Corporation International	8.00	11-15-2021	85,000	90,950

				946,038

Hotels, Restaurants & Leisure: 0.93%
CCM Merger Incorporated 144A	6.00	3-15-2022	425,000	429,250
Hilton Domestic Operating Company Incorporated	4.88	1-15-2030	250,000	259,063
KFC Holding Company 144A	5.00	6-1-2024	100,000	100,788
Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	225,000	233,236
Yum! Brands Incorporated 144A	4.75	1-15-2030	50,000	51,881

				1,074,218

Specialty Retail: 1.70%
Asbury Automotive Group Incorporated 144A	4.50	3-1-2028	125,000	125,250
Asbury Automotive Group Incorporated 144A	4.75	3-1-2030	100,000	101,750
Asbury Automotive Group Incorporated	6.00	12-15-2024	350,000	360,500
Group 1 Automotive Incorporated	5.00	6-1-2022	125,000	124,533
Group 1 Automotive Incorporated 144A	5.25	12-15-2023	170,000	171,559
Lithia Motors Incorporated 144A	5.25	8-1-2025	350,000	364,875
Lithia Motors Incorporated 144A	4.63	12-15-2027	25,000	25,592
Penske Auto Group Incorporated	3.75	8-15-2020	50,000	50,125
Penske Auto Group Incorporated	5.38	12-1-2024	300,000	307,125
Penske Auto Group Incorporated	5.75	10-1-2022	125,000	126,250
Sonic Automotive Incorporated	6.13	3-15-2027	200,000	209,000

				1,966,559

Textiles, Apparel & Luxury Goods: 0.37%
Levi Strauss & Company	5.00	5-1-2025	100,000	102,850
The William Carter Company 144A	5.63	3-15-2027	125,000	132,991
Wolverine World Wide Incorporated 144A	5.00	9-1-2026	185,000	191,090

				426,931

Consumer Staples: 0.43%

Beverages: 0.04%
Cott Beverages Incorporated 144A	5.50	4-1-2025	50,000	51,167

Food & Staples Retailing: 0.04%
Albertsons Companies Incorporated 144A	4.63	1-15-2027	25,000	24,625
Albertsons Companies Incorporated 144A	4.88	2-15-2030	25,000	25,000

				49,625

Food Products: 0.30%
Darling Ingredients Incorporated 144A	5.25	4-15-2027	75,000	78,750
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	110,000	112,167
Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	25,000	25,908

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Utilities and High Income Fund (ERH)

Portfolio of investments—February 29, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Food Products (continued)
Prestige Brands Incorporated 144A	5.13%	1-15-2028	$25,000	$26,125
Prestige Brands Incorporated 144A	6.38	3-1-2024	100,000	103,083

				346,033

Household Products: 0.05%
Central Garden & Pet Company	5.13	2-1-2028	25,000	26,063
Spectrum Brands Incorporated	5.75	7-15-2025	25,000	25,625

				51,688

Energy: 5.61%

Energy Equipment & Services: 0.94%
Bristow Group Incorporated (a)†	6.25	10-15-2022	450,000	0
Diamond Offshore Drilling Incorporated	4.88	11-1-2043	150,000	60,470
Era Group Incorporated	7.75	12-15-2022	265,000	265,000
Hilcorp Energy Company 144A	5.00	12-1-2024	150,000	118,500
Hilcorp Energy Company 144A	5.75	10-1-2025	225,000	180,000
Hilcorp Energy Company 144A	6.25	11-1-2028	75,000	54,564
NGPL PipeCo LLC 144A	4.38	8-15-2022	50,000	52,230
Oceaneering International Incorporated	6.00	2-1-2028	225,000	205,470
USA Compression Partners LP	6.88	4-1-2026	150,000	145,140

				1,081,374

Oil, Gas & Consumable Fuels: 4.67%
Antero Midstream Partners LP 144A	5.75	1-15-2028	300,000	205,935
Antero Resources Corporation	5.38	11-1-2021	50,000	41,688
Archrock Partners LP	6.00	10-1-2022	75,000	75,068
Archrock Partners LP 144A	6.25	4-1-2028	25,000	24,065
Archrock Partners LP 144A	6.88	4-1-2027	100,000	101,567
Buckeye Partners LP	5.85	11-15-2043	200,000	184,000
Carrizo Oil & Gas Incorporated	8.25	7-15-2025	150,000	133,500
Carrizo Oil & Gas Incorporated	6.25	4-15-2023	25,000	21,126
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	125,000	135,766
Cheniere Energy Partners LP 144A	4.50	10-1-2029	50,000	47,815
Cheniere Energy Partners LP	5.25	10-1-2025	525,000	526,323
Cheniere Energy Partners LP	5.63	10-1-2026	150,000	150,750
Denbury Resources Incorporated	6.38	12-31-2024	81,000	42,732
Denbury Resources Incorporated 144A	7.75	2-15-2024	113,000	63,337
Denbury Resources Incorporated 144A	9.00	5-15-2021	200,000	175,000
Denbury Resources Incorporated 144A	9.25	3-31-2022	86,000	68,800
EnLink Midstream Partners LP	4.40	4-1-2024	125,000	114,091
EnLink Midstream Partners LP	4.85	7-15-2026	325,000	278,281
EnLink Midstream Partners LP	5.05	4-1-2045	250,000	181,763
EnLink Midstream Partners LP	5.45	6-1-2047	25,000	18,118
Enviva Partners LP 144A	6.50	1-15-2026	150,000	156,003
Gulfport Energy Corporation	6.00	10-15-2024	350,000	116,375
Indigo Natural Resources LLC 144A	6.88	2-15-2026	75,000	63,938
Kinder Morgan Incorporated	6.50	9-15-2020	45,000	46,135
Kinder Morgan Incorporated	7.42	2-15-2037	90,000	115,008
MPLX LP 144A	5.25	1-15-2025	50,000	52,686
MPLX LP 144A	6.38	5-1-2024	25,000	25,992
Murphy Oil Corporation	4.75	9-15-2029	150,000	157,320
Murphy Oil Corporation	5.75	8-15-2025	15,000	14,562
Murphy Oil Corporation	5.88	12-1-2027	25,000	24,402
Murphy Oil Corporation	5.88	12-1-2042	75,000	66,000

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  13

Portfolio of investments—February 29, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Rockies Express Pipeline LLC 144A	3.60%	5-15-2025	$125,000	$124,633
Rockies Express Pipeline LLC 144A	4.80	5-15-2030	125,000	121,189
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	300,000	300,921
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	150,000	153,711
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	55,000	61,098
Sabine Pass Liquefaction LLC	5.63	2-1-2021	125,000	127,918
Sabine Pass Liquefaction LLC	6.25	3-15-2022	100,000	107,583
Southern Star Central Corporation 144A	5.13	7-15-2022	150,000	151,985
Southwestern Energy Company	7.50	4-1-2026	50,000	38,125
Southwestern Energy Company	7.75	10-1-2027	150,000	113,625
Summit Midstream Holdings LLC	5.75	4-15-2025	25,000	18,500
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	450,000	417,420
Ultra Resources Incorporated 144A	7.13	4-15-2025	425,000	27,625
Whiting Petroleum Corporation†	1.25	4-1-2020	222,000	198,135

				5,390,614

Financials: 1.79%

Banks: 0.02%
Citigroup Incorporated	4.13	3-9-2021	5,000	5,050
Citigroup Incorporated	6.13	3-9-2028	10,000	12,000

				17,050

Consumer Finance: 0.84%
Ally Financial Incorporated	8.00	3-15-2020	203,000	203,386
FirstCash Incorporated 144A	5.38	6-1-2024	175,000	178,938
Navient Corporation	8.00	3-25-2020	58,000	58,203
Springleaf Finance Corporation	5.38	11-15-2029	100,000	102,130
Springleaf Finance Corporation	6.13	3-15-2024	50,000	52,692
Springleaf Finance Corporation	6.63	1-15-2028	125,000	137,188
Springleaf Finance Corporation	7.13	3-15-2026	125,000	138,750
Springleaf Finance Corporation	7.75	10-1-2021	25,000	26,565
Springleaf Finance Corporation	8.25	10-1-2023	65,000	74,100

				971,952

Diversified Financial Services: 0.40%
LPL Holdings Incorporated 144A	5.75	9-15-2025	450,000	466,875

Insurance: 0.53%
AmWINS Group Incorporated 144A	7.75	7-1-2026	225,000	233,579
HUB International Limited 144A	7.00	5-1-2026	125,000	126,244
NFP Corporation 144A	6.88	7-15-2025	50,000	50,001
USI Incorporated 144A	6.88	5-1-2025	200,000	199,076

				608,900

Health Care: 2.50%

Health Care Equipment & Supplies: 0.49%
Hill-Rom Holdings Incorporated 144A	4.38	9-15-2027	50,000	51,755
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	75,000	77,790
Hologic Incorporated 144A	4.38	10-15-2025	250,000	254,613
Hologic Incorporated 144A	4.63	2-1-2028	125,000	129,651
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	50,000	49,090

				562,899

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Utilities and High Income Fund (ERH)

Portfolio of investments—February 29, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health Care Providers & Services: 1.48%
Acadia Healthcare Company Incorporated	6.50%	3-1-2024	$20,000	$20,525
Centene Corporation 144A	5.38	8-15-2026	25,000	26,250
Centene Corporation	6.13	2-15-2024	25,000	25,768
Community Health Systems Incorporated 144A	6.63	2-15-2025	125,000	127,500
Davita Incorporated	5.00	5-1-2025	125,000	126,844
Encompass Health Corporation	4.50	2-1-2028	25,000	25,283
Encompass Health Corporation	4.75	2-1-2030	25,000	25,808
Encompass Health Corporation	5.75	11-1-2024	15,000	15,132
HealthSouth Corporation	5.75	9-15-2025	75,000	77,563
MEDNAX Incorporated 144A	5.25	12-1-2023	50,000	48,938
MEDNAX Incorporated 144A	6.25	1-15-2027	75,000	71,996
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	325,000	302,322
MPT Operating Partnership LP	4.63	8-1-2029	50,000	52,532
MPT Operating Partnership LP	5.00	10-15-2027	100,000	104,351
MPT Operating Partnership LP	5.25	8-1-2026	150,000	156,053
MPT Operating Partnership LP	6.38	3-1-2024	25,000	25,781
Polaris Intermediate Corporation 144A	8.50	12-1-2022	50,000	42,505
Select Medical Corporation 144A	6.25	8-15-2026	175,000	186,594
Tenet Healthcare Corporation	4.63	7-15-2024	118,000	118,002
Tenet Healthcare Corporation 144A	4.88	1-1-2026	75,000	76,406
Tenet Healthcare Corporation 144A	5.13	11-1-2027	25,000	25,969
Vizient Incorporated 144A	6.25	5-15-2027	25,000	26,688

				1,708,810

Health Care Technology: 0.28%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	325,000	328,656

Life Sciences Tools & Services: 0.07%
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	25,000	25,158
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	25,000	26,286
Ortho-Clinical Diagnostics Incorporated 144A	7.25	2-1-2028	25,000	24,563

				76,007

Pharmaceuticals: 0.18%
Bausch Health Companies Incorporated 144A	5.00	1-30-2028	50,000	49,344
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	50,000	49,438
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	100,000	107,010

				205,792

Industrials: 2.80%

Aerospace & Defense: 0.61%
BBA US Holdings Incorporated 144A	4.00	3-1-2028	100,000	98,740
BBA US Holdings Incorporated 144A	5.38	5-1-2026	300,000	306,107
Moog Incorporated 144A	4.25	12-15-2027	25,000	25,438
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	275,000	277,786

				708,071

Air Freight & Logistics: 0.07%
Cargo Aircraft Management Company 144A	4.75	2-1-2028	75,000	74,344

Airlines: 0.09%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	100,000	105,251

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  15

Portfolio of investments—February 29, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Commercial Services & Supplies: 1.30%
ACCO Brands Corporation 144A	5.25%	12-15-2024	$25,000	$25,698
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	300,000	312,855
Covanta Holding Corporation	5.88	3-1-2024	175,000	176,969
Covanta Holding Corporation	5.88	7-1-2025	75,000	76,875
IAA Spinco Incorporated 144A	5.50	6-15-2027	325,000	344,094
KAR Auction Services Incorporated 144A	5.13	6-1-2025	550,000	565,070

				1,501,561

Machinery: 0.46%
Harsco Corporation 144A	5.75	7-31-2027	25,000	24,625
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	250,000	271,024
Trimas Corporation 144A	4.88	10-15-2025	225,000	228,938

				524,587

Trading Companies & Distributors: 0.27%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	300,000	314,250

Information Technology: 3.23%

Communications Equipment: 0.15%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	75,000	70,500
CommScope Technologies Finance LLC 144A	8.25	3-1-2027	100,000	100,875

				171,375

IT Services: 1.01%
Alliance Data Systems Corporation 144A	4.75	12-15-2024	50,000	49,063
Cardtronics Incorporated 144A	5.50	5-1-2025	400,000	410,000
Gartner Incorporated 144A	5.13	4-1-2025	350,000	361,410
Infor US Incorporated	6.50	5-15-2022	50,000	50,150
Zayo Group LLC 144A	5.75	1-15-2027	75,000	76,688
Zayo Group LLC	6.38	5-15-2025	214,000	218,815

				1,166,126

Semiconductors & Semiconductor Equipment: 0.18%
Broadcom Incorporated 144A	5.00	4-15-2025	75,000	76,137
Qorvo Incorporated 144A	4.38	10-15-2029	125,000	130,000

				206,137

Software: 0.83%
CDK Global Incorporated	4.88	6-1-2027	25,000	25,750
CDK Global Incorporated	5.00	10-15-2024	50,000	54,210
CDK Global Incorporated 144A	5.25	5-15-2029	25,000	26,656
CDK Global Incorporated	5.88	6-15-2026	25,000	26,158
Fair Isaac Corporation 144A	4.00	6-15-2028	25,000	25,625
Fair Isaac Corporation 144A	5.25	5-15-2026	400,000	443,000
IQVIA Incorporated 144A	5.00	5-15-2027	150,000	155,063
SS&C Technologies Incorporated 144A	5.50	9-30-2027	200,000	210,500

				966,962

Technology Hardware, Storage & Peripherals: 1.06%
Dell International LLC 144A	5.88	6-15-2021	165,000	165,982
Dell International LLC 144A	7.13	6-15-2024	525,000	549,281
NCR Corporation	6.38	12-15-2023	500,000	509,685

				1,224,948

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Utilities and High Income Fund (ERH)

Portfolio of investments—February 29, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Materials: 1.64%

Chemicals: 0.05%
Valvoline Incoporated 144A	4.25%	2-15-2030	$25,000	$24,656
Valvoline Incorporated	5.50	7-15-2024	25,000	26,038

				50,694

Containers & Packaging: 1.44%
Ball Corporation	4.88	3-15-2026	50,000	55,000
Ball Corporation	5.25	7-1-2025	40,000	44,233
Berry Global Incorporated 144A	4.88	7-15-2026	50,000	50,860
Berry Global Incorporated	5.13	7-15-2023	50,000	50,025
Berry Global Incorporated 144A	5.63	7-15-2027	25,000	25,999
Berry Global Incorporated	6.00	10-15-2022	33,000	33,526
Crown Americas Capital Corporation VI	4.75	2-1-2026	75,000	77,344
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	225,000	263,813
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	175,000	170,191
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	125,000	126,875
Owens-Brockway Packaging Incorporated 144A	5.38	1-15-2025	50,000	52,464
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	50,000	52,881
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	275,000	303,188
Reynolds Group Issuer Incorporated 144A	5.13	7-15-2023	125,000	126,250
Sealed Air Corporation 144A	5.13	12-1-2024	100,000	107,250
Silgan Holdings Incorporated 144A	4.13	2-1-2028	125,000	125,313

				1,665,212

Metals & Mining: 0.13%
Kaiser Aluminum Corporation 144A	4.63	3-1-2028	50,000	49,500
Novelis Corporation 144A	5.88	9-30-2026	100,000	103,286

				152,786

Paper & Forest Products: 0.02%
Clearwater Paper Corporation 144A	5.38	2-1-2025	25,000	25,875

Real Estate: 1.31%

Equity REITs: 1.31%
CoreCivic Incorporated	4.63	5-1-2023	35,000	35,077
CoreCivic Incorporated	5.00	10-15-2022	125,000	127,563
Equinix Incorporated	5.88	1-15-2026	125,000	132,110
ESH Hospitality Incorporated 144A	4.63	10-1-2027	25,000	24,375
ESH Hospitality Incorporated 144A	5.25	5-1-2025	325,000	326,895
Iron Mountain Incorporated 144A	5.38	6-1-2026	100,000	103,500
Iron Mountain Incorporated	6.00	8-15-2023	267,000	271,673
SBA Communications Corporation 144A	3.88	2-15-2027	50,000	51,015
The Geo Group Incorporated	5.13	4-1-2023	75,000	70,890
The Geo Group Incorporated	5.88	1-15-2022	135,000	133,988
The Geo Group Incorporated	5.88	10-15-2024	175,000	163,625
The Geo Group Incorporated	6.00	4-15-2026	75,000	67,875

				1,508,586

Utilities: 2.07%

Electric Utilities: 0.38%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	125,000	127,313
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	25,000	25,168
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	275,000	286,829

				439,310

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  17

Portfolio of investments—February 29, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Gas Utilities: 0.09%
AmeriGas Partners LP	5.75%	5-20-2027	$75,000	$78,000
Suburban Propane Partners LP	5.88	3-1-2027	25,000	25,750

				103,750

Independent Power & Renewable Electricity Producers: 1.60%
NSG Holdings LLC 144A	7.75	12-15-2025	337,827	374,988
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	575,000	586,500
TerraForm Global Operating LLC 144A	6.13	3-1-2026	125,000	129,375
TerraForm Power Operating LLC 144A	4.25	1-31-2023	350,000	355,695
TerraForm Power Operating LLC 144A	4.75	1-15-2030	100,000	103,875
TerraForm Power Operating LLC 144A	5.00	1-31-2028	275,000	295,983

				1,846,416

Total Corporate Bonds and Notes (Cost $35,669,947)				35,681,920

Loans: 1.29%

Communication Services: 0.35%

Media: 0.35%
Ancestry.com Incorporated (1 Month LIBOR +4.25%) ‡±	5.86	8-27-2026	371,661	332,636
Hubbard Radio LLC (1 Month LIBOR +3.50%) ‡±	5.11	3-28-2025	67,373	67,149

				399,785

Consumer Discretionary: 0.42%

Hotels, Restaurants & Leisure: 0.42%
CCM Merger Incorporated (1 Month LIBOR +2.25%)±	3.85	8-8-2021	37,497	37,422
Montreign Operating Company LLC (1 Month LIBOR +8.25%)±	9.85	1-24-2023	515,717	450,515

				487,937

Energy: 0.25%

Oil, Gas & Consumable Fuels: 0.25%
Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%)±	8.35	10-29-2025	75,000	42,750
EPIC Crude Services LP (3 Month LIBOR +5.00%)±	6.62	3-2-2026	200,000	192,800
Ultra Resources Incorporated (1 Month LIBOR +4.00%) ±	5.60	4-12-2024	99,360	54,399

				289,949

Financials: 0.18%

Diversified Financial Services: 0.11%
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ‡±	9.28	4-30-2023	125,000	125,156

Insurance: 0.07%
HUB International Limited (3 Month LIBOR +4.00%) ±	5.69	4-25-2025	50,000	49,822
USI Incorporated (3 Month LIBOR +4.00%) ±	5.94	12-2-2026	25,000	24,833

				74,655

Industrials: 0.07%

Commercial Services & Supplies: 0.07%
Advantage Sales & Marketing LLC (1 Month LIBOR +6.50%)±	8.10	7-25-2022	91,664	83,787

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Utilities and High Income Fund (ERH)

Portfolio of investments—February 29, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Information Technology: 0.02%

IT Services: 0.02%
Fiserv Investment Solutions Incorporated (3 Month LIBOR +4.75%) ‡±	6.44%	2-18-2027	$25,000	$25,078

Total Loans (Cost $1,669,447)				1,486,347

	Dividend yield		Shares
Preferred Stocks: 0.29%

Energy: 0.29%

Energy Equipment & Services: 0.29%
Bristow Group Incorporated (a)‡144A†	10.00		1,438	55,792
Bristow Group Incorporated (a)‡†	10.00		7,161	277,832

				333,624

Total Preferred Stocks (Cost $260,436)				333,624

		Expiration date
Rights: 0.02%

Utilities: 0.02%

Independent Power & Renewable Electricity Producers: 0.02%
Vistra Energy Corporation †		12-31-2046	23,978	23,978

Total Rights (Cost $24,865)				23,978

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 2.90%

Communication Services: 0.30%

Diversified Telecommunication Services: 0.10%
Intelsat Luxembourg SA	8.13	6-1-2023	$100,000	42,000
Telesat Canada Incorporated 144A	6.50	10-15-2027	75,000	77,625

				119,625

Media: 0.20%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	200,000	197,500
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	30,000	30,038

				227,538

Energy: 0.72%

Energy Equipment & Services: 0.11%
Valaris plc	5.75	10-1-2044	430,000	131,421

Oil, Gas & Consumable Fuels: 0.61%
Baytex Energy Corporation 144A	5.63	6-1-2024	200,000	180,000
Baytex Energy Corporation 144A	8.75	4-1-2027	375,000	356,250
Griffin Coal Mining Company Limited 144A(a)†	9.50	12-1-2016	61,339	0
Rockpoint Gas Storage Canada Limited 144A	7.00	3-31-2023	175,000	164,500

				700,750

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  19

Portfolio of investments—February 29, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Financials: 0.61%

Banks: 0.03%
Intelsat Connect Finance Company 144A	9.50%	2-15-2023	$50,000	$30,500

Diversified Financial Services: 0.58%
Intelsat Jackson Holdings SA	5.50	8-1-2023	445,000	382,700
Intelsat Jackson Holdings SA 144A	8.50	10-15-2024	150,000	131,250
Sensata Technologies UK Financing Company plc 144A	6.25	2-15-2026	74,000	77,389
Trivium Packaging Finance BV 144A	5.50	8-15-2026	50,000	51,813
Trivium Packaging Finance BV 144A	8.50	8-15-2027	25,000	26,283

				669,435

Health Care: 0.61%

Pharmaceuticals: 0.61%
Bausch Health Companies Incorporated 144A	5.50	3-1-2023	62,000	61,923
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	50,000	51,479
Bausch Health Companies Incorporated 144A	5.88	5-15-2023	24,000	24,090
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	200,000	204,000
Bausch Health Companies Incorporated 144A	6.50	3-15-2022	25,000	25,313
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	50,000	51,479
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	25,000	27,432
Teva Pharmaceutical Finance Netherlands III BV	4.10	10-1-2046	325,000	252,688

				698,404

Industrials: 0.51%

Commercial Services & Supplies: 0.38%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	425,000	438,995

Electrical Equipment: 0.13%
Sensata Technologies BV 144A	5.00	10-1-2025	45,000	47,367
Sensata Technologies BV 144A	5.63	11-1-2024	100,000	107,775

				155,142

Materials: 0.15%

Containers & Packaging: 0.13%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	100,000	99,625
OI European Group BV 144A	4.00	3-15-2023	50,000	50,563

				150,188

Metals & Mining: 0.02%
ArcelorMittal SA	6.25	2-25-2022	25,000	26,841

Total Yankee Corporate Bonds and Notes (Cost $3,600,647)				3,348,839

	Yield		Shares
Short-Term Investments: 1.49%

Investment Companies: 1.49%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.52		1,723,739	1,723,739

Total Short-Term Investments (Cost $1,723,739)				1,723,739

Total investments in securities (Cost $133,325,968)	118.16%	136,412,285

Other assets and liabilities, net	(18.16)	(20,968,893)

Total net assets	100.00%	$115,443,392

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Utilities and High Income Fund (ERH)

Portfolio of investments—February 29, 2020 (unaudited)

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
‡	Security is valued using significant unobservable inputs.
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	6,380,919	20,609,815	(25,266,995)	1,723,739	$0	$0	$50,711	$1,723,739	1.49%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  21

Statement of assets and liabilities—February 29, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $131,602,229)	$134,688,546
Investments in affiliated securities, at value (cost $1,723,739)	1,723,739
Cash	500
Receivable for investments sold	523,543
Receivable for dividends and interest	1,331,063
Prepaid expenses and other assets	14,982

Total assets	138,282,373

Liabilities
Secured borrowing payable	22,000,000
Payable for investments purchased	25,481
Advisory fee payable	60,793
Dividends payable	740,490
Administration fees payable	6,079
Trustees’ fees and expenses payable	2,483
Accrued expenses and other liabilities	3,655

Total liabilities	22,838,981

Total net assets	$115,443,392

Net assets consist of
Paid-in capital	$114,237,948
Total distributable earnings	1,205,444

Total net assets	$115,443,392

NET ASSET VALUE PER SHARE
Based on $115,443,392 divided by 9,270,012 shares issued and outstanding (unlimited number of shares authorized)	$12.45

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Utilities and High Income Fund (ERH)

Statement of operations—six months ended February 29, 2020 (unaudited)

Investment income
Dividends	$1,366,626
Interest (net of foreign interest withholding taxes of $215)	1,230,893
Income from affiliated securities	50,711

Total investment income	2,648,230

Expenses
Advisory fee	370,724
Administration fee	35,428
Custody and accounting fees	19,834
Professional fees	33,718
Shareholder report expenses	29,753
Trustees’ fees and expenses	10,909
Transfer agent fees	36,200
Interest expense	300,059
Other fees and expenses	20,330

Total expenses	856,955

Net investment income	1,791,275

Realized and unrealized gains (losses) on investments
Net realized gains on investments	8,935,857
Net change in unrealized gains (losses) on investments	(10,839,331)

Net realized and unrealized gains (losses) on investments	(1,903,474)

Net decrease in net assets resulting from operations	$(112,199)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  23

Statement of changes in net assets

	Six months ended February 29, 2020 (unaudited)	Year ended August 31, 2019

Operations
Net investment income	$1,791,275	$7,638,970
Net realized gains (losses) on investments	8,935,857	(1,760,216)
Net change in unrealized gains (losses) on investments	(10,839,331)	7,158,415

Net increase (decrease) in net assets resulting from operations	(112,199)	13,037,169

Distributions to shareholders
Net investment income and net realized gains	(4,362,309)	(7,826,021)
Tax basis return of capital	0	(506,304)

Total distributions to shareholders	(4,362,309)	(8,332,325)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	98,245	122,415

Total increase (decrease) in net assets	(4,376,263)	4,827,259

Net assets
Beginning of period	119,819,655	114,992,396

End of period	$115,443,392	$119,819,655

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Utilities and High Income Fund (ERH)

Statement of cash flows—six months ended February 29, 2020

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(112,199)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(80,787,376)
Proceeds from the sales of long-term securities	82,044,759
Amortization	(75,535)
Purchases and sales of short-term securities, net	4,657,180
Decrease in receivable for investments sold	2,061,940
Decrease in receivable for dividends and interest	47,649
Increase in prepaid expenses and other assets	(9,834)
Decrease in payable for investments purchased	(6,803,463)
Increase in trustees’ fees and expenses payable	1,805
Decrease in advisory fee payable	(15,753)
Decrease in administration fee payable	(300)
Decrease in accrued expenses and other liabilities	(38,883)
Litigation payments received	177
Net realized gains on investments	(8,935,857)
Net change in unrealized gains (losses) on investments	10,839,331

Net cash provided by operating activities	2,873,641

Cash flows from financing activities:
Cash distributions paid	(4,218,280)

Net cash used in financing activities	(4,218,280)

Net decrease in cash	(1,344,639)

Cash (including foreign currency):
Beginning of period	$1,345,139

End of period	$500

Supplemental cash disclosure
Cash paid for interest	$338,942

Supplemental non-cash financing disclosure
Reinvestment of dividends	$98,245

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  25

Financial highlights

(For a share outstanding throughout each period)

	Six months ended February 29, 2020 (unaudited)	Year ended August 31
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.94	$12.43	$13.48	$12.75	$12.44	$13.83
Net investment income	0.19	0.80	0.85	0.88	0.86	0.91
Net realized and unrealized gains (losses) on investments	(0.21)	0.61	(1.00)	0.75	0.35	(1.40)

Total from investment operations	(0.02)	1.41	(0.15)	1.63	1.21	(0.49)
Distributions to shareholders from
Net investment income	(0.47)	(0.85)	(0.90)	(0.90)	(0.90)	(0.90)
Tax basis return of capital	0.00	(0.05)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.47)	(0.90)	(0.90)	(0.90)	(0.90)	(0.90)
Net asset value, end of period	$12.45	$12.94	$12.43	$13.48	$12.75	$12.44
Market value, end of period	$12.40	$13.03	$12.65	$13.34	$12.93	$10.89
Total return based on market value[1]	(1.46)%	10.70%	1.85%	10.80%	27.83%	(9.11)%
Ratios to average net assets (annualized)
Net expenses[2]	1.43%	1.63%	1.42%	1.24%	1.19%	1.19%
Net investment income	3.11%	6.60%	6.51%	6.91%	6.83%	6.88%
Supplemental data
Portfolio turnover rate	58%	131%	109%	73%	85%	61%
Net assets, end of period (000s omitted)	$115,443	$119,820	$114,992	$124,693	$117,800	$114,848

Borrowings outstanding, end of period (000s omitted)	$22,000	$22,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$6,247	$6,446	$6,227	$6,668	$6,355	$6,220

[1]

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[2]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended February 29, 2020 (unaudited)	0.50%
Year ended August 31, 2019	0.59%
Year ended August 31, 2018	0.46%
Year ended August 31, 2017	0.29%
Year ended August 31, 2016	0.21%
Year ended August 31, 2015	0.16%

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Utilities and High Income Fund (ERH)

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On February 29, 2020, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from

Wells Fargo Utilities and High Income Fund (ERH)  |  27

Notes to financial statements (unaudited)

changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Under a managed distribution plan, which began with the monthly distribution declared in September 2019, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 7.5% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

28  |  Wells Fargo Utilities and High Income Fund (ERH)

Notes to financial statements (unaudited)

As of February 29, 2020, the aggregate cost of all investments for federal income tax purposes was $133,510,736 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$7,928,067

Gross unrealized losses	(5,026,518)

Net unrealized gains	$2,901,549

As of August 31, 2019, the Fund had capital loss carryforwards which consisted of $7,281,099 in short-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 29, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Energy	$0	$0	$162,166	$162,166

Utilities	93,651,672	0	0	93,651,672

Corporate bonds and notes	0	35,681,920	0	35,681,920

Loans	0	936,328	550,019	1,486,347

Preferred stocks

Energy	0	0	333,624	333,624

Rights

Utilities	0	23,978	0	23,978

Yankee corporate bonds and notes	0	3,348,839	0	3,348,839

Short-term investments

Investment companies	1,723,739	0	0	1,723,739

Total assets	$95,375,411	$39,991,065	$1,045,809	$136,412,285

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended February 29, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Prior to October 15, 2019, the Fund paid an advisory fee at an annual rate of 0.60% of the Fund’s average daily total assets.

Wells Fargo Utilities and High Income Fund (ERH)  |  29

Notes to financial statements (unaudited)

Funds Management has retained the services of subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets. Prior to October 15, 2019, Wells Capital Management Incorporated and Crow Point Partners, LLC (which is not an affiliate of Funds Management) each served as subadvisers to the Fund and was entitled to each receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $893,296 and $2,089,734 in interfund purchases and sales, respectively, during the six months ended February 29, 2020.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended February 29, 2020 and year ended August 31, 2019, the Fund issued 7,283 and 9,715 shares, respectively.

Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended February 29, 2020, the Fund did not repurchase any of its shares under the open-market share repurchase program.

6. BORROWINGS

The Fund has borrowed $22,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $25,000,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at February 29, 2020 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

During the six months ended February 29, 2020, the Fund had average borrowings outstanding of $22,000,000 at an average interest rate of 2.76% and paid interest in the amount of $300,059, which represents 0.50% of its average daily net assets (on an annualized basis).

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 29, 2020 were $79,785,367 and $79,482,774, respectively.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the utilities sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30  |  Wells Fargo Utilities and High Income Fund (ERH)

Notes to financial statements (unaudited)

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

11. SUBSEQUENT DISTRIBUTIONS

Under the managed distribution plan, the Fund declared the following distributions to shareholders:

Declaration date	Record date	Payable date	Per share amount

February 21, 2020	March, 12, 2019	April, 1, 2019	$0.075

March, 29, 2019	April, 12, 2019	May, 1, 2019	0.075

April, 26, 2019	May, 14, 2019	June, 3, 2019	0.075

These distributions are not reflected in the accompanying financial statements.

12. SUBSEQUENT EVENT

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 is adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impact may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and the value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Utilities and High Income Fund (ERH)  |  31

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On December 9, 2019, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of trustees:

Shares voted “For”	Timothy J. Penny	$7,759,683

Shares voted “Withhold”		$200,776

Shares voted “For”	James G. Polisson	$7,755,783
Shares voted “Withhold”		$204,676

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Wells Fargo Utilities and High Income Fund (ERH)

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 146 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Wells Fargo Utilities and High Income Fund (ERH)  |  33

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[2] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Wells Fargo Utilities and High Income Fund (ERH)

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 64 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo Utilities and High Income Fund (ERH)  |  35

Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the

Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in openmarket purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

36  |  Wells Fargo Utilities and High Income Fund (ERH)

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0220-04682 04-20

SUHIF/SAR152 02-20

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Utilities and High Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2019 to 9/30/2019	0	0.00	0	925,565
10/1/2019 to 10/31/2019	0	0.00	0	925,565
11/1/2019 to 11/30/2019	0	0.00	0	925,565
12/1/2019 to 12/31/2019	0	0.00	0	925,565
1/1/2020 to 1/31/2020	0	0.00	0	926,748
2/1/2020 to 2/29/2020	0	0.00	0	926,748
Total	0	0.00	0	926,748

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Utilities and High Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Section  19(a) notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Utilities and High Income Fund

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	April 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Utilities and High Income Fund

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	April 28, 2020

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	April 28, 2020